Exhibit 10.24

EXECUTION COPY

[FLEETCOR]

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of February 3, 2005, is entered into among FLEETCOR FUNDING LLC, a Delaware limited liability company (the “Company”), and each Originator party hereto (collectively, the “Originators”).

RECITALS

1. The parties hereto are parties to the Purchase and Sale Agreement, dated as of December 20, 2004 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and

2. The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2. Amendment to the Agreement. Clause (b) of Section 3.2 of the Agreement is hereby amended and restated in its entirety to read as follows:

“(b) Second, to the extent any portion of the Purchase Price remains unpaid, (i) solely in the case of FleetCor, as an Originator hereunder, FleetCor, in such capacity (and in its capacity as owner of all of the outstanding membership interests of the Company), by notice to the Servicer, (x) may make a contribution to the capital of the Company in an amount equal to the difference between the Purchase Price and the cash available to the Company on such date for payment thereof (after taking into account the proceeds that the Company expects to receive under the Receivables Purchase Agreement and the Company’s current and anticipated obligations), (y) may automatically increase the principal amount outstanding under the applicable Company Note by an amount equal to such remaining Purchase Price, or (z) may employ a combination of the methods set forth in clauses (x) and (y) above in such a manner mutually satisfactory to FleetCor and the Company and (ii) in the case of each Originator (other than FleetCor), the principal amount outstanding under the applicable Company Note shall be automatically increased by an amount equal to such remaining Purchase Price.”

SECTION 3. Representations and Warranties. Each Originator hereby represents and warrants to the Company and the Administrator as follows:

(a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b) Enforceability. The execution and delivery by such Originator of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are such Originator’s valid and legally binding obligations, enforceable in accordance with its terms.

(c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event exists or shall exist.

SECTION 4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

FLEETCOR FUNDING LLC

By:	/s/ Eric Dey
Name:	Eric Dey
Title:	Chief Financial Officer

S-1	First Amendment to PSA (FleetCor)

ORIGINATORS:

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, as an Originator

By:	/s/ Eric Dey
Name:	Eric Dey
Title:	Chief Financial Officer

K&P FUEL, INC., as an Originator

By:	/s/ Eric Dey
Name:	Eric Dey
Title:	Chief Financial Officer

GASCARD, INC., as an Originator

By:	/s/ Eric Dey
Name:	Eric Dey
Title:	Chief Financial Officer

CFN HOLDING CO., as an Originator

By:	/s/ Eric Dey
Name:	Eric Dey
Title:	Chief Financial Officer

FLEETCOR TECHNOLOGIES, INC., as an Originator

By:	/s/ Eric Dey
Name:	Eric Dey
Title:	Chief Financial Officer

MANNATEC, INC., as an Originator

By:	/s/ Eric Dey
Name:	Eric Dey
Title:	Chief Financial Officer

S-2	First Amendment to PSA (FleetCor)

Consented and Agreed:

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:	/s/ John Smathers
Name:	John Smathers
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Majority Purchaser Agent

By:	/s/ John Smathers
Name:	John Smathers
Title:	Vice President

S-3	First Amendment to PSA (FleetCor)